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                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 22, 2007

                              TrustCo Bank Corp NY
             (Exact name of registrant as specified in its charter)

         NEW YORK                       0-10592                  14-1630287
 State or Other Jurisdiction of     Commission File No.       I.R.S. Employer
 Incorporation or Organization                            Identification Number

                 5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
                   (Address of principal executive offices)

                                   (518) 377-3311
                            (Registrant's Telephone Number,
                                 Including Area Code)

                                    NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

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TrustCo Bank Corp NY


Item 8.01.     Other Events
----------     ------------

               Effective October 22, 2007 the Company has appointed American Stock Transfer & Trust Company as its new stock transfer agent. American Stock Transfer & Trust Company, headquartered at
               59 Maiden Lane, Plaza Level, New York, New York 10038. Attached is a copy of the letter sent to NASDAQ labeled as
               Exhibit 99(a).



Item 9.01.     Financial Statements and Exhibits
----------     ---------------------------------

               (c)     Exhibits

               Reg S-K Exhibit No.     Description
               -------------------     -----------

                    99(a) One page letter that was sent to NASDAQ on October 22, 2007 notifying them of our new stock transfer agent, American Stock Transfer & Trust Company.










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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 22, 2007

                                                TrustCo Bank Corp NY
                                                (Registrant)


                                                By:/s/ Robert T. Cushing
                                                   ----------------------------
                                                   Robert T. Cushing
                                                   Executive Vice President and
                                                   Chief Financial Officer





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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.                 Description                          Page
------------------         ------------------------------              --------

     99(a)                 One page letter that was sent to NASDAQ         5
                           on October 22, 2007 notifying them of our new stock transfer agent, American Stock
                           Transfer & Trust Company.
























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TRUSTCO
Bank Corp NY                                                     Exhibit 99 (a)
-------------------------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311  Fax:  (518) 381-3668


October 22, 2007


The NASDAQ Stock Market LLC
Listing Qualifications
9600 Blackwell Road
Rockville, MD  20850

Dear Madam or Sir:

Effective October 22, 2007 the Company has appointed American Stock Transfer & Trust Company as its new stock transfer agent. American Stock Transfer & Trust Company, headquartered at 59 Maiden Lane, Plaza Level, New York, New York 10038.

Shareholders may contact the new transfer agent as follows:

     American Stock Transfer & Trust Company
     Operations Center
     6201 15th Avenue
     Brooklyn, NY 11219
     www.amstock.com
     Shareholder Toll-Free Line: 1-(866) 659-2647

Sincerely,



Robert T. Cushing
Executive Vice President and Chief Financial Officer





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